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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 11, 2000
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                            DEXTERITY SURGICAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  0-20532                                74-2559866
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         (Commission File Number)             (IRS Employer Identification No.)


         12961 Park Central, Suite 1300, San Antonio, Texas            78216
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           (Address of Principal Executive Offices)                  (Zip Code)


                                 (210) 495-8787
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On January 11, 2000, Dexterity Surgical, Inc. (the "Company") announced the attempted cancellation by United States Surgical of its General Surgical Innovations, Inc. distribution agreement with the Company.

         The Company's Press Release issued on January 11, 2000 announcing this attempted cancellation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         Exhibit Number             Description

         Exhibit 99.1 Press Release issued by Dexterity Surgical, Inc. on January 11, 2000 (filed herewith)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DEXTERITY SURGICAL, INC.



                                      By: /s/ RANDALL K. BOATRIGHT
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                                          Randall K. Boatright,
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary


DATE: January 12, 2000